TAXES ON INCOME (Deferred Tax Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Operating loss carryforward	$ 12,309	$ 12,791
Reserves and allowances	1,216	1,434
Total deferred tax asset before valuation allowance	13,525	14,225
Valuation allowance	(13,272)	(13,588)
Deferred tax assets	253	637
Deferred tax liabilities	(181)	(195)
Net deferred tax assets	$ 72	$ 442